CONFIRMATION

TO: Wells Fargo Bank, N.A., not individually but solely as securities administrator on behalf of Carrington Mortgage Loan Trust, Series 2007-HE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention:     Client Manager Carrington Mortgage Loan Trust, 2007 HE1
Telephone:    (410) 884 2000
Facsimile:        (410) 715 2380

FROM:            Swiss Re Financial Products Corporation
         55 East 52nd Street
         New York, New York 10055
Attention:     Head of Operations
Telephone:    (212) 407-7322
Facsimile.      (917) 322-7201

CC:
Attention:     Head of Legal
Facsimile:        (212) 317-5474

DATE:             July 12, 2007

Transaction Reference Number: 1590352 - Class A Certificates

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as securities administrator on behalf of the Carrington Mortgage Loan Trust, Series 2007-HE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates, and Swiss Re Financial Products Corporation, a corporation organized under the laws of the State of Delaware (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, “Party A” means Swiss Re Financial Products Corporation, and “Party B” means Carrington Mortgage Loan Trust, Series 2007-HE1, by Wells Fargo Bank, N.A., not individually but solely as securities administrator on behalf of the Carrington Mortgage Loan Trust, Series 2007-HE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among Stanwich Asset Acceptance Company, L.L.C., as Depositor, EMC Mortgage Corporation, as Interim Servicer Carrington Mortgage Services, LLC, as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee (the “Trustee”).

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to that 1992 ISDA Master Agreement (the “Master Agreement”) dated as of July 12, 2007, between the parties. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Schedule A attached hereto
Trade Date:	June 21, 2007
Effective Date:	July 12, 2007
Termination Date:	May 25, 2011, subject to adjustment in accordance with the Following Business Day Convention with respect to Floating Amounts and subject to No Adjustment with respect to Fixed Amounts.
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Period End Dates:	The 25th of each month, commencing on July 25, 2007 and ending on the Termination Date, with No Adjustment.
Fixed Rate:	5.46%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Payment Dates:	The business day prior to the 25th of each month subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Period End Dates:	The 25th of each month, commencing on July 25, 2007 in accordance with the Following Business Day Convention.
Floating Rate for initial Calculation Period:	To be determined
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Date:	First day of each Calculation Period
Compounding:	Inapplicable
Business Days:	New York
Additional Payment:	Party A will pay $165,000 to Party B on July 12, 2007.
Calculation Agent:	Party A; provided, however, if an Event of Default has occurred with respect to Party A, a Reference Market-maker, as designated by Party B, shall be the Calculation Agent.

3. Account Details.

Account for payments to Party A:

PAYMENT INSTRUCTION:	JP Morgan Chase Bank ABA#: 021-000-021 Swift: CHASUS33 For the Account of Swiss Re Financial Products ACCT #: 066-911184

Account for payments to Party B:

PAYMENT INSTRUCTION:
Wells Fargo Bank, National Association
ABA#: 121-000-248
ACCT #: 3970771416
ACCT NAME: Corporate Trust Clearing
For further credit to ACCT #: 53161901
REF: Client Manager - Carrington Mortgage Loan Trust 2007-HE1

4. Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: /s/Joseph Gullo
Name: Joseph Gullo
Title: Assistant Vice-President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., not individually but solely as securities administrator on behalf of Carrington Mortgage Loan Trust, Series 2007-HE1 with respect to the Carrington Mortgage Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

By: /s/Darron C. Woodus
Name: Darron C. Woodus
Title: Assistant Vice-President

SCHEDULE A to the Confirmation dated as of July 12, 2007,

Re: Reference Number 1590352

Amortization Schedule. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

From and including	To but excluding	Notional Amount (USD)
July 25, 2007	August 25, 2007	359,280,000.00
August 25, 2007	September 25, 2007	356,323,282.43
September 25, 2007	October 25, 2007	352,160,929.66
October 25, 2007	November 25, 2007	346,782,653.58
November 25, 2007	December 25, 2007	340,188,223.65
December 25, 2007	January 25, 2008	332,388,231.06
January 25, 2008	February 25, 2008	323,404,599.22
February 25, 2008	March 25, 2008	313,270,989.20
March 25, 2008	April 25, 2008	302,033,307.78
April 25, 2008	May 25, 2008	289,750,783.92
May 25, 2008	June 25, 2008	276,553,921.44
June 25, 2008	July 25, 2008	262,846,931.46
July 25, 2008	August 25, 2008	249,769,352.98
August 25, 2008	September 25, 2008	237,291,875.94
September 25, 2008	October 25, 2008	225,386,570.52
October 25, 2008	November 25, 2008	214,026,821.57
November 25, 2008	December 25, 2008	203,187,266.17
December 25, 2008	January 25, 2009	192,843,734.22
January 25, 2009	February 25, 2009	182,973,191.83
February 25, 2009	March 25, 2009	173,546,515.25
March 25, 2009	April 25, 2009	164,446,043.61
April 25, 2009	May 25, 2009	154,951,551.18
May 25, 2009	June 25, 2009	135,968,534.65
June 25, 2009	July 25, 2009	119,475,950.99
July 25, 2009	August 25, 2009	105,130,208.79
August 25, 2009	September 25, 2009	92,658,898.88

From and including	To but excluding	Notional Amount (USD)
September 25, 2009	October 25, 2009	82,083,102.15
October 25, 2009	November 25, 2009	76,802,135.10
November 25, 2009	December 25, 2009	76,802,135.10
December 25, 2009	January 25, 2010	76,802,135.10
January 25, 2010	February 25, 2010	76,802,135.10
February 25, 2010	March 25, 2010	73,347,579.00
March 25, 2010	April 25, 2010	69,647,764.20
April 25, 2010	May 25, 2010	65,695,854.61
May 25, 2010	June 25, 2010	61,989,866.72
June 25, 2010	July 25, 2010	58,557,137.31
July 25, 2010	August 25, 2010	55,370,451.79
August 25, 2010	September 25, 2010	52,487,945.84
September 25, 2010	October 25, 2010	49,977,421.90
October 25, 2010	November 25, 2010	47,616,191.70
November 25, 2010	December 25, 2010	45,374,229.15
December 25, 2010	January 25, 2011	43,245,227.26
January 25, 2011	February 25, 2011	41,223,063.19
February 25, 2011	March 25, 2011	39,302,050.03
March 25, 2011	April 25, 2011	37,476,822.85
April 25, 2011	May 25, 2011	35,742,314.31
May 25, 2011	June 25, 2011	34,093,749.14